Exhibit 99.1

Atossa Therapeutics Receives FDA “Study May Proceed” Letter for (Z)-Endoxifen Investigational New Drug Application for Metastatic Breast Cancer

SEATTLE, WA, January 6, 2026 (GLOBE NEWSWIRE) — Atossa Therapeutics, Inc. (Nasdaq: ATOS), a clinical-stage biopharmaceutical company developing innovative medicines for unmet medical needs, today announced that the U.S. Food and Drug Administration (“FDA”) issued a “Study May Proceed” letter for the Company’s study in metastatic breast cancer which was the subject of a recent investigational new drug application for (Z)-endoxifen.

“This letter marks an important regulatory milestone for Atossa and to potentially expand the use of (Z)-endoxifen for metastatic ER+/HER2- Breast Cancer. We believe its activity, even in tumors that have developed resistance to other endocrine therapies and in the oncogenic signaling pathway, protein kinase C beta 1 (PKCβ1), may offer a new tool in treating this disease.,” said Dr. Steven Quay, M.D., Ph.D., Atossa Therapeutics President and Chief Executive Officer. “We appreciate the FDA’s review and look forward to advancing this clinical investigation.”

About (Z)-Endoxifen

(Z)-Endoxifen is a potent Selective Estrogen Receptor Modulator/Degrader (SERM/D) with demonstrated activity across multiple mechanisms of interest. Atossa is evaluating its potential applications in oncology and rare diseases. The Company’s proprietary oral formulation has shown a favorable safety profile and pharmacology distinct from tamoxifen, including ER-targeted effects and PKC inhibition. Atossa’s (Z)-Endoxifen is not approved for any indication.

Atossa’s (Z)-Endoxifen program is supported by a growing global intellectual property portfolio, including multiple recently issued U.S. patents and numerous pending applications worldwide.

About Atossa Therapeutics

Atossa Therapeutics, Inc. (Nasdaq: ATOS) is a clinical-stage biopharmaceutical company developing innovative medicines in oncology and other areas of significant unmet need. The Company’s lead product candidate, (Z)-Endoxifen, is currently in development across several clinical settings. More information is available at https://atossatherapeutics.com.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of applicable securities laws, including but not limited to, our expectations regarding the Company’s development and regulatory strategy and related milestones, the potential indications that the Company may pursue for (Z)-Endoxifen, the potential for (Z)-Endoxifen to receive regulatory approval and the timing thereof, and the potential market and growth opportunities for the Company. Words such as “expect,” “potential,” “continue,” “may,” “will,” “should,” “could,” “would,” “seek,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “design,” “predict,” “future,” or other similar expressions or statements regarding intent, belief or current expectations, are forward-looking statements.

Forward-looking statements in this press release are subject to risks and uncertainties that may cause actual results, outcomes, or the timing of actual results or outcomes to differ materially from those projected or anticipated, including, without limitation, risks and uncertainties associated with: our ability to successfully execute our strategy to shorten our clinical development timelines and pursue a metastatic breast cancer indication or other indications for our lead program, (Z)-Endoxifen; expected timing, completion and results of our preclinical studies, clinical trials and research and development programs; the unpredictable relationship between preclinical study results and clinical study results; the timing or likelihood of regulatory filings and approvals; the outcome or timing of necessary regulatory approvals; our ability to regain and maintain compliance with Nasdaq listing requirements; our ability to establish and maintain intellectual property rights covering our products; the impact of general macroeconomic conditions on our business; our ability to raise capital; and other risks and uncertainties detailed from time to time in Atossa’s filings with the SEC, including, without limitation, its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

Forward-looking statements are presented as of the date of this press release. Except as required by law, we do not intend to update any forward-looking statements.

Investor and Media Contact
Core IR
ir@atossatherapeutics.com